Financial News Release

Advanced Energy Announces Third Quarter 2018 Results

•Q3 Revenue was $173.1 million
•Q3 GAAP EPS from continuing operations was $0.90
•Q3 Non-GAAP EPS from continuing operations was $1.05

Fort Collins, Colo., October 29, 2018 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the third quarter ended September 30, 2018.
“As expected, near-term delays in capital spending by some semiconductor manufacturers impacted our revenues from semiconductor markets,” said Yuval Wasserman, president and CEO. “However, revenues from our Industrial markets reached another record high, reflecting the benefits of our diversified growth strategy, including our acquisition of LumaSense Technologies. We expect our fourth quarter to be impacted by the continued pause in semiconductor capital spending and by seasonally lower activity in our Industrial markets. However, we believe the long-term drivers in both markets to be intact. In addition, our customer focus and commitment to innovation should allow us to grow faster than the market.”
Third Quarter Results
Sales were $173.1 million in the third quarter of 2018 compared with $196.0 million in the second quarter of 2018 and $176.6 million in the third quarter of 2017. The acquisition of LumaSense contributed $5.6 million in revenue in the third quarter.
GAAP income from continuing operations was $35.2 million or $0.90 per diluted share in the third quarter of 2018 compared with $46.4 million or $1.17 per diluted share in the second quarter of 2018, and $83.8 million or $2.09 per diluted share in the third quarter of 2017. Third quarter 2017 results included a nonrecurring tax benefit of $40.2 million associated with the solar inverter business.
Non-GAAP income from continuing operations was $41.2 million or $1.05 per diluted share in the third quarter of 2018, including approximately $0.01 per diluted share from LumaSense. This compared with $49.4 million or $1.25 per diluted share in the second quarter of 2018, and $48.0 million or $1.19 per diluted share in the third quarter of 2017. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $30.6 million of operating cash from continuing operations in the third quarter of 2018. During the quarter the company repurchased approximately 533 thousand shares for $31.0 million.
Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2017 Annual Report on Form 10-K.

Fourth Quarter 2018 Guidance
Based on the company's current view, beliefs and assumptions, its guidance for the fourth quarter of 2018 is within the following ranges and does not incorporate any potential adjustments during the measurement period associated with U.S. tax reform.

Q4 2018
Revenues	$150M - $160M
GAAP operating margins from continuing operations	12.8% - 17.5%
GAAP EPS from continuing operations	$0.48 - $0.66
Non-GAAP operating margins from continuing operations	20.0% - 22.0%
Non-GAAP EPS from continuing operations	$0.70 - $0.80
Third Quarter 2018 Conference Call
Management will host a conference call tomorrow morning, Tuesday, October 30, 2018 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 8489318, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 8489318. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex semiconductor and industrial manufacturing applications. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.
Advanced Energy | Precision. Power. Performance.

For more information, contact:
Brian Smith
Advanced Energy
(970) 407-6555
brian.smith@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs and restructuring expenses. Additionally, the third quarter non-GAAP results exclude estimated income tax expense associated with U.S. tax reform. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the fourth quarter ending December 31, 2018, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; (l) changes and adjustments to the tax expense and benefits related to the recently enacted U.S. tax reform; and (m) the effects of recent U.S. government trade restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon demand for our products and services and the U.S. economy. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2018	2017	2018	2018	2017
Sales:
Product	$144,843	$152,363	$169,235	$485,287	$424,478
Service	28,239	24,212	26,797	79,444	67,320
Total sales	173,082	176,575	196,032	564,731	491,798
Cost of sales:
Product	73,019	72,146	80,953	233,778	198,754
Service	14,524	12,195	13,844	40,534	34,838
Total cost of sales	87,543	84,341	94,797	274,312	233,592
Gross profit	85,539	92,234	101,235	290,419	258,206
	49.4%	52.2%	51.6%	51.4%	52.5%
Operating expenses:
Research and development	18,451	14,629	19,195	55,283	41,742
Selling, general and administrative	25,386	24,692	24,758	78,792	70,580
Amortization of intangible assets	1,437	1,240	1,264	3,958	3,176
Restructuring expense	403	—	—	403	—
Total operating expenses	45,677	40,561	45,217	138,436	115,498
Operating income	39,862	51,673	56,018	151,983	142,708
Other income (expense), net	401	153	(485)	(58)	(3,138)
Income from continuing operations before income taxes	40,263	51,826	55,533	151,925	139,570
Provision (benefit) for income taxes	5,106	(31,968)	9,133	23,998	(25,538)
Income from continuing operations, net of income taxes	35,157	83,794	46,400	127,927	165,108
Income (loss) from discontinued operations, net of income taxes	(371)	70	5	(226)	2,343
Net income	34,786	83,864	46,405	127,701	167,451
Income from continuing operations attributable to noncontrolling interest	7	—	44	82	—
Net income attributable to Advanced Energy Industries, Inc.	$34,779	$83,864	$46,361	$127,619	$167,451

Basic weighted-average common shares outstanding	38,970	39,786	39,349	39,309	39,787
Diluted weighted-average common shares outstanding	39,195	40,172	39,603	39,594	40,207

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.90	$2.11	$1.18	$3.25	$4.15
Diluted earnings per share	$0.90	$2.09	$1.17	$3.23	$4.11

Discontinued operations:
Basic earnings per share	$(0.01)	$0.00	$0.00	$(0.01)	$0.06
Diluted earnings per share	$(0.01)	$0.00	$0.00	$(0.01)	$0.06

Net income:
Basic earnings per share	$0.89	$2.11	$1.18	$3.25	$4.21
Diluted earnings per share	$0.89	$2.09	$1.17	$3.23	$4.16

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2018	2017
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$338,673	$407,283
Marketable securities	3,058	3,104
Accounts and other receivable, net	110,440	87,429
Inventories, net	110,327	78,450
Income taxes receivable	4,229	1,295
Other current assets	9,777	8,129
Current assets of discontinued operations	8,273	9,535
Total current assets	584,777	595,225

Property and equipment, net	30,174	17,795

Deposits and other assets	5,608	3,051
Goodwill and intangibles, net	157,884	87,311
Deferred income tax assets	44,112	18,841
Non-current assets of discontinued operations	11,077	11,085
Total assets	$833,632	$733,308

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$45,620	$48,177
Other accrued expenses	73,081	50,092
Current liabilities of discontinued operations	5,895	7,850
Total current liabilities	124,596	106,119

Non-current liabilities of continuing operations	97,894	91,271
Non-current liabilities of discontinued operations	11,567	15,277
Long-term liabilities	109,461	106,548

Total liabilities	234,057	212,667

Advanced Energy stockholders’ equity	599,062	520,641
Noncontrolling interest	513	—
Stockholders' equity	599,575	520,641
Total liabilities and stockholders' equity	$833,632	$733,308

December 31, 2017 amounts are derived from the December 31, 2017 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$127,701	$167,451
Income from discontinued operations, net of income taxes	(226)	2,343
Income from continuing operations, net of income taxes	127,927	165,108

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,488	6,792
Stock-based compensation expense	7,461	10,707
Provision for deferred income taxes	—	(26,185)
Loss on foreign exchange hedge	—	3,489
Net loss on disposal of assets	167	106
Changes in operating assets and liabilities, net of assets acquired	(26,560)	(19,710)
Net cash provided by operating activities from continuing operations	118,483	140,307
Net cash used in operating activities from discontinued operations	(4,550)	(7,293)
Net cash provided by operating activities	113,933	133,014
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(93)	(86)
Proceeds from sale of marketable securities	6	1,883
Acquisitions, net of cash acquired	(93,801)	(17,347)
Purchase of foreign exchange hedge	—	(3,489)
Purchases of property and equipment	(16,586)	(5,646)
Net cash used in investing activities from continuing operations	(110,474)	(24,685)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(110,474)	(24,685)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(69,021)	(24,998)
Net payments related to stock-based award activities	(2,636)	(1,902)
Net cash used in financing activities from continuing operations	(71,657)	(26,900)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(71,657)	(26,900)
EFFECT OF CURRENCY TRANSLATION ON CASH	(722)	1,138
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(68,920)	82,567
CASH AND CASH EQUIVALENTS, beginning of period	415,037	289,517
CASH AND CASH EQUIVALENTS, end of period	346,117	372,084
Less cash and cash equivalents from discontinued operations	7,444	5,512
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$338,673	$366,572

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	$85,539	$92,234	$101,235	$290,419	$258,206
Adjustments to gross profit:
Stock-based compensation	76	334	149	576	1,048
Facility transition and relocation costs	725	—	249	974	—
Acquisition-related costs	158	—	—	158	—
Non-GAAP gross profit from continuing operations	86,498	92,568	101,633	292,127	259,254

Operating expenses from continuing operations, as reported	45,677	40,561	45,217	138,436	115,498
Adjustments:
Amortization of intangible assets	(1,437)	(1,240)	(1,264)	(3,958)	(3,176)
Stock-based compensation	(948)	(3,119)	(1,794)	(6,885)	(9,659)
Acquisition-related costs	(705)	—	(255)	(1,310)	(150)
Facility expansion and relocation costs	(29)	—	(13)	(518)	—
Restructuring charges	(403)	—	—	(403)	—
Non-GAAP operating expenses from continuing operations	42,155	36,202	41,891	125,362	102,513
Non-GAAP operating income from continuing operations	$44,343	$56,366	$59,742	$166,765	$156,741

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	49.4%	52.2%	51.6%	51.4%	52.5%
Adjustments to gross profit:
Stock-based compensation	—	0.2	0.1	0.1	0.2
Facility transition and relocation costs	0.5	—	0.1	0.2	—
Acquisition-related costs	0.1	—	—	—	—
Non-GAAP gross profit from continuing operations	50.0	52.4	51.8	51.7	52.7

Operating expenses from continuing operations, as reported	26.4	23.0	23.1	24.5	23.5
Adjustments:
Amortization of intangible assets	(0.8)	(0.7)	(0.6)	(0.7)	(0.6)
Stock-based compensation	(0.6)	(1.8)	(1.1)	(1.2)	(2.1)
Acquisition-related costs	(0.4)	—	(0.1)	(0.2)	—
Facility expansion and relocation costs	—	—	—	(0.1)	—
Restructuring charges	(0.2)	—	—	(0.1)	—
Non-GAAP operating expenses from continuing operations	24.4	20.5	21.3	22.2	20.8
Non-GAAP operating income from continuing operations	25.6%	31.9%	30.5%	29.5%	31.9%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2018	2017	2018	2018	2017
Income from continuing operations, less noncontrolling interest, net of income taxes	$35,150	$83,794	$46,356	$127,845	$165,108
Adjustments:
Amortization of intangible assets	1,437	1,240	1,264	3,958	3,176
Stock-based compensation	1,024	3,453	1,943	7,461	10,707
Acquisition-related costs	863	—	255	1,468	150
Facility expansion and relocation costs	754	—	262	1,492	—
Restructuring charges	403	—	—	403	—
Nonrecurring tax (benefit) expense associated with inverter business	—	(40,194)	—	—	(40,194)
Loss on foreign exchange hedge	—	—	—	—	3,489
Incremental expense associated with start-up of the Asia regional headquarters	—	1,133	—	—	1,133
Tax Cuts and Jobs Act Impact	2,398	—	—	4,251	—
Tax effect of Non-GAAP adjustments	(843)	(1,426)	(704)	(2,890)	(4,451)
Non-GAAP income from continuing operations, net of income taxes	$41,186	$48,000	$49,376	$143,988	$139,118

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2018	2017	2018	2018	2017
Diluted earnings per share from continuing operations, as reported	$0.90	$2.09	$1.17	$3.23	$4.11
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.15	(0.90)	0.08	0.41	(0.65)
Non-GAAP per share earnings from continuing operations	$1.05	$1.19	$1.25	$3.64	$3.46

Reconciliation of Q4 2018 Guidance
	Low End	High End

Revenue	$150 million	$160 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	12.8%	17.5%
Stock-based compensation	1.5%	1.3%
Amortization of intangible assets	1.3%	1.1%
Restructuring and other	4.4%	2.1%
Non-GAAP operating margin	20.0%	22.0%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.48	$0.66
Stock-based compensation	0.06	0.05
Amortization of intangible assets	0.05	0.05
Restructuring and other	0.17	0.08
Tax effects of excluded items	(0.06)	(0.04)
Non-GAAP earnings per share	$0.70	$0.80